EXHIBIT 10.2

                   FORM OF NONQUALIFIED STOCK OPTION AGREEMENT

            THIS NONQUALIFIED STOCK OPTION AGREEMENT, dated this day of , 2004 between QUALITY SYSTEMS, INC., a California corporation (hereinafter referred to as the "Company"), and , an employee, director or consultant of the Company, its parent or one or more of its subsidiaries (hereinafter referred to as the "Optionee"), is made with reference to the following facts:

            The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock, $0.01 par value, in the Company (hereinafter called "Common Stock"), as hereinafter provided, to carry out the purpose of the Company's 1998 Stock Option Plan (the "Plan"). Terms not otherwise defined herein shall have the meaning given them under the Plan.

            NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

      1. Grant of Option.

            The Company hereby irrevocably grants to the Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of shares (such number being subject to adjustment as provided in the Plan) on the terms and conditions herein set forth.

      2. Purchase Price.

            The purchase price of the Common Stock covered by the Option shall be $__________ per share, representing _______________ percent (_______%) of the fair market value of the shares as determined pursuant to Section 2(k) of the Plan as of the date hereof. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, (ii) at the discretion of the Board or the Committee (as defined in Section 2 of the Plan), either at the time of the grant or exercise of the Option, by delivering to the Company other shares of Common Stock of the Company (provided that the shares have been held for the period required to avoid a charge to the Company's reported earnings), (iii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company all or any part of an Option granted under this Plan for a cashless exercise (provided that such cashless exchange will not result in a charge to the Company's reported earnings), or (iv) by tendering any other form of legal consideration that may be acceptable to the Board.

      3. Term of Option.

            The term of the Option shall commence on the date hereof and all rights to purchase Shares hereunder shall cease at 11:59 P.M. on the day before the fifth anniversary of the date hereof, subject to earlier termination as provided herein. Except as may otherwise be provided in this Agreement, options granted hereunder shall become exercisable in cumulative installments as follows:


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         Date Installments First                Percent of Option Shares
         Become Exerciseable                      Subject to Installment
         -----------------------                ------------------------

         [date]                                           25%
         [date]                                           25%
         [date]                                           25%
         [date]                                           25%

      Once the Option granted hereunder becomes exercisable, the shares subject thereto will be purchasable thereafter by the Optionee at any time in whole or from time-to-time in part prior to the expiration or earlier termination of the Option granted hereunder. Except as provided in Section 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been continuously, from the date hereof to the date of the exercise of the Option, an employee, director or consultant of the Company, its parent, if any, or of one or more of its subsidiaries or a corporation or a parent or subsidiary of a corporation issuing or assuming an option to which Section 425(a) of the Internal Revenue Code of 1986, as amended (the "Code"), applies. The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the Option as to any shares of Common Stock not actually issued and delivered to such holder.

      4. Non-Transferability.

            The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided in Section 5 hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Nothwithstanding the foregoing, an Option granted to an Optionee who is not subject to Section 16 of the Exchange Act on the date of the grant may not be transferable except by will or by the laws of descent and distribution, unless otherwise permitted by the Board, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or, subsequent to any permitted transfer, only by a permitted transferee. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

      5. Termination of Employment.

            (a) Termination of Employment or Relationship as a Director or Consultant Other than by Disability or Death. In the event that an Optionee's Continuous Status as an Employee, Director or Consultant is terminated either by the voluntary resignation by the Optionee or for cause by the Company, all Options granted to the Optionee shall terminate immediately. In the event an Optionee's Continuous Status as an Employee, Director or Consultant is terminated without cause by the Company, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or (ii) the expiration of the term of the Option. If, after termination, the Optionee does not exercise his or her Option as set forth in this Section 5(a), the Option shall terminate.

            (b) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or


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her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date three hundred sixty-five (365) days following such termination, or (ii) the expiration of the term of the Option as set forth herein. If, after termination, the Optionee does not exercise his or her Option as set forth in this Section 5(b), the Option shall terminate.

      (c) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionee's death pursuant to the Plan, but only within the period ending on the earlier of (i) the date three hundred sixty-five
(365) days following the date of death, or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised as set forth in this Section 5(c), the Option shall terminate.

      6. Other Expirations.

            In addition to any other event causing an expiration or termination of this Option, this Option shall expire and all rights to purchase the Common Stock shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of (i) the dissolution or liquidation of the Company, or (ii) a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or
(iii) a "reverse merger" in which the Company is a surviving entity but more than 50% of its voting shares are converted into cash, property or the securities of another entity, or (iv) a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise; provided, however, that the Company may, in its discretion, and immediately prior to any such transaction, cause a new option to be substituted for this Option or cause this Option to be assumed by the acquiring entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares theretofore covered by such option; provided that:

            (a) The excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares; and

            (b) The new option or the assumption of the existing option shall not give the Optionee additional benefits which he or she did not have under the old option prior to such assumption; and

            (c) An appropriate adjustment of the original option price shall be made among original shares subject to the option and any additional shares or shares issued in substitution, replacement or modification thereof.

            If no provision is made for the continuance of the Plan and the assumption of this Option, or the substitution of new options for this Option as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof, and at the sole option and discretion of the Company's Board of Directors, this Option, if not already fully exercisable, may thereupon become immediately and fully exercisable, in which event the Optionee shall have the right to exercise this Option at any time prior to


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the effective date of the proposed transaction. The failure of the Company to give the written notice specified hereinabove shall not affect the validity, nor shall it be a basis for delaying or restraining the consummation, of any such transaction.

      7. Method of Exercising Option.

            Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company - attention Corporate Secretary, at its administrative office in the State of California, which presently is located at 18191 Von Karman Ave., Suite 450, Irvine, California 92612. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person so exercising the Option. Such notice shall be accompanied by payment in cash, certified check or bank draft in the amount of, or with the prior consent of the Board of Directors or the Committee, certificates for shares of Common Stock of the Company having an aggregate fair market value (determined in accordance with Section 2(k) of the Plan) equal to, the full purchase price of such shares (or such other consideration permitted under Section 2 or under the Plan), and the Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to him or her.

      8. General.

            (a) The granting of the Option hereunder shall not impose any obligation on the Company to continue utilizing the services of the Optionee as an employee, director or consultant; nor shall it impose any obligation on the Optionee to exercise this Option.

            (b) This Agreement and the Plan embodies the entire agreement of the parties, and supersedes any and all other prior or contemporaneous agreements, whether written or oral, between the parties hereto, with respect to the subject matter hereof. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

            (c) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

            (d) The Company may require, as a condition precedent to the Company's obligation to sell and issue, and the Optionee's right to purchase, shares of common stock of the Company on exercise of this Option, that the Optionee shall certify, in writing, that he or she is acquiring such shares for investment and not with a view or the intent to sell or redistribute such shares.


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            IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his or her hand, all as of the day and year first above written.

                                              QUALITY SYSTEMS, INC.

                                              By:
                                                 -------------------------------

                                              Title:
                                                    ----------------------------

                                                          "Company"

                                              ------------------------------

                                              ------------------------------

                                                          `Optionee"


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